UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FDP Series, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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FDP SERIES, INC.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

100 Bellevue Parkway Wilmington, Delaware 19809

(800) 441-7762

TO THE SHAREHOLDERS

**IMPORTANT NEWS**

We encourage you to read the full text of the enclosed supplemental proxy materials containing important information about the proposals involving the Franklin Templeton Total Return FDP Fund, the Invesco Value FDP Fund, the Marsico Growth FDP Fund (the “Growth Fund”) and the MFS Research International FDP Fund (collectively, the “Funds,” and each, a “Fund”), each a series of FDP Series, Inc. (the “Corporation”), a Maryland corporation. In addition, we are pleased to provide you with the following brief overview of these matters, which require your consideration and vote. Please vote promptly as your vote is important. Voting promptly will reduce the time and costs associated with the proxy solicitation and will eliminate your receipt of follow-up telephone calls or additional mailings.

Q:	WHAT IS HAPPENING?

A:	The Board of Directors (the “Board”) of the Corporation has set a new record date to allow for additional shareholder participation in the voting process, and is asking you to consider and act upon one or both of the following proposals (each, a “Proposal” and together, the “Proposals”):

•

Proposal 1: Shareholders of each Fund are being asked to approve the use of a manager of managers structure for their respective Fund, whereby BlackRock Advisors, LLC (“BlackRock”), each Fund’s investment adviser, will be able to hire and replace subadvisers and materially amend subadvisory agreements for a Fund, subject to the prior approval of the Board, but without shareholder approval.

•

Proposal 2: Shareholders of the Growth Fund are being asked to approve a new subadvisory agreement (the “New Subadvisory Agreement”) between BlackRock and Janus Capital Management LLC (“Janus”) with respect to the Growth Fund.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	After careful consideration, the Board, including all of the Directors who are not “interested persons” of the Corporation (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)) (the “Independent Directors”), recommends that you vote “FOR” each Proposal, as applicable, which are the same Proposals previously presented at the Joint Special Meeting of Shareholders (the “Special Meeting”) of the Funds. The Board believes each Proposal is important and recommends that you read the proxy statement related to the Proposals (the “Proxy Statement”) together with these supplemental proxy materials and then vote FOR each Proposal, as applicable. The Funds cannot implement the Proposals unless the required vote is obtained.

Q:	HOW CAN I VOTE MY SHARES?

A:	You can vote shares beneficially held through your account by mail, telephone or Internet, or in person at the reconvened Special Meeting.

To vote by mail, please mark your vote(s) on the enclosed voting instruction form(s) and sign, date and return the form(s) in the postage-paid envelope provided.

To vote by telephone or over the Internet, please have the voting instruction form(s) in hand and call the telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

If you wish to vote in person at the reconvened Special Meeting, you must request and obtain a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the enclosed voting instruction form(s) and returning it in the accompanying postage-paid return envelope.

Whichever voting method you choose, please take the time to read the full text of the Proxy Statement that was either previously mailed to you or is included with these supplemental proxy materials before you vote.

Q:	HOW CAN I OBTAIN THE PROXY STATEMENT?

A:	Holders of record of a Fund on September 30, 2015 (the new record date of the Special Meeting) who were not holders of record on May 19, 2015 (the original record date of the Special Meeting) are receiving the Proxy Statement along with these supplemental proxy materials. If you were a holder of record of a Fund on May 19, 2015, you previously received the Proxy Statement. If you would like another copy of the Proxy Statement, please contact Broadridge Financial Solutions, toll free at 855-928-4489.

Q:	WHY IS THE MANAGER OF MANAGERS STRUCTURE BEING RECOMMENDED?

A:.	The manager of managers structure is designed to provide the Board and BlackRock with increased flexibility and eliminate the expense to a Fund of holding shareholder meetings whenever the Board and BlackRock seek to hire or replace a subadviser or materially amend a subadvisory agreement. The manager of managers structure would help the Funds operate more efficiently by affording additional flexibility to BlackRock, subject to Board approval, to hire and replace subadvisers and materially amend subadvisory agreements and reduce costs to the Funds in connection with the possible replacement of a Fund’s subadviser or a material amendment to a subadvisory agreement.

See “Proposal 1” in the Proxy Statement for more information regarding the considerations of the Board in approving the manager of managers structure as in the best interests of each Fund and its shareholders.

Q:	WHY ARE GROWTH FUND SHAREHOLDERS BEING ASKED TO APPROVE A NEW SUBADVISORY AGREEMENT WITH JANUS?

A:.	In light of concerns that have been expressed by BlackRock and the Board about the performance of the Growth Fund, BlackRock and the Board determined that it would be in the best interests of the Growth Fund and its shareholders to replace the Growth Fund’s current subadviser, Marsico Capital Management, LLC, with a new subadviser.

After evaluating various potential replacement subadvisers, BlackRock advised the Board that it believes that a change in management style may improve the Growth Fund’s long-term performance and that the Growth Fund and its shareholders could potentially benefit from Janus’ management. The Board considered information provided by BlackRock and Janus and determined, based on a number of factors, that the selection of Janus as the new subadviser for the Growth Fund is in the best interests of the Fund and its shareholders. On April 14, 2015, the Board, including the Independent Directors, acting on a recommendation by BlackRock, approved the New Subadvisory Agreement, to take effect as soon as reasonably practicable, subject to shareholder approval.

See “Proposal 2” in the Proxy Statement for more information regarding the considerations of the Board in selecting Janus as the new subadviser for the Growth Fund and approving the New Subadvisory Agreement.

Q:	DID I ALREADY VOTE ON THIS PROPOSAL?

A:	You may have. Holders of record on May 19, 2015 have already received a Proxy Statement and proxy card or voting instruction form relating to the Proposals, however additional shareholder participation is required in the voting process. Please see “WHAT HAPPENS TO MY PRIOR PROXY? IF I ALREADY VOTED, DO I NEED TO VOTE AGAIN?” below.

Approval of Proposal 1 with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act. The Investment Company Act defines the vote of a majority of the outstanding voting securities of a Fund to mean the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Special Meeting or (b) more than 50% of the outstanding voting securities of the Fund. However, for the Franklin Templeton Total Return FDP Fund, the Invesco Value FDP Fund, the Growth Fund and the MFS Research International FDP Fund, only 48.2%, 44.2%, 44.2% and 44.8%, respectively, of the shares outstanding on the original record date participated and voted on Proposal 1. Of those shares that voted on Proposal 1, for the Franklin Templeton Total Return FDP Fund, the Invesco Value FDP Fund, the Growth Fund and the MFS Research International FDP Fund, approximately 91.9%, 92.2%, 92.0% and 91.6%, respectively, voted FOR Proposal 1. Without the required vote to approve Proposal 1, the July 17, 2015 Special Meeting was adjourned to August 21, 2015, and then again to September 16, 2015.

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Growth Fund as defined in the Investment Company Act. The Investment Company Act defines the vote of a majority of the outstanding voting securities of the Growth Fund to mean the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Growth Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Growth Fund are present in person or by proxy at the Special Meeting or (b) more than 50% of the outstanding voting securities of the Growth Fund. However, only 44.2% of the Growth Fund shares outstanding on the original record date participated and voted on Proposal 2. Of those shares that voted on Proposal 2, approximately 93.1% voted FOR Proposal 2. Without the required vote to approve Proposal 2, the July 17, 2015 Special Meeting was adjourned to August 21, 2015, and then again to September 16, 2015. The Funds cannot implement the Proposals unless the required vote is obtained.

The Executive Committee of the Board, at its September 29, 2015 meeting, pursuant to delegated authority, considered whether to reconvene the Special Meeting and continue to solicit shareholders’ participation on the Proposals or to take other action. For the reasons set out above and given the high percentage of shares that have already voted FOR each Proposal, the Executive Committee determined that it remains in the best interest of each Fund to approve the applicable Proposal(s), recognizing that the Special Meeting must be reconvened and that the continuation of the solicitation of shareholders would be required. In connection with this solicitation, the Executive Committee approved a new record date of September 30, 2015 and determined that the Special Meeting be reconvened on November 25, 2015 at 2:00 p.m., Eastern time.

Q:	WHAT HAPPENS TO MY PRIOR PROXY? IF I ALREADY VOTED, DO I NEED TO VOTE AGAIN?

A:	If you already submitted a valid voting instruction form in connection with the Special Meeting, and have not changed brokerage accounts or revoked your proxy, then your proxy will remain effective for the shares you held on May 19, 2015 (the original record date) and continued to hold on September 30, 2015 (the new record date). So you do not need to vote again.

However, if you changed brokerage accounts or revoked your proxy, then you need to vote again. In addition, if you desire to change your vote, you may vote again, which has the effect of revoking your prior proxy. You will also need to submit a voting instruction form with respect to any shares of a Fund that you have purchased since the original record date, even if you previously submitted a valid voting instruction form with respect to shares you held on the original record date.

Q:	WHO IS PAYING FOR THE PREPARATION, PRINTING AND MAILING OF THESE ADDITIONAL PROXY MATERIALS AND PROXY STATEMENT AND THE SOLICITATION OF PROXIES?

A:	It is anticipated that the total expenses of preparing, printing and mailing these additional proxy materials and the proxy statement, and soliciting and tabulating proxies will be approximately $690,000. BlackRock and the Funds will each pay 50 percent of these total expenses. These expenses will be allocated among the Funds on the basis of their respective net assets, except when direct expenses can reasonably be attributed to one or more particular Funds.

Q:	WILL I RECEIVE A CALL FROM A PROXY SOLICITOR?

A:	BlackRock has engaged a professional proxy solicitation firm to contact shareholders who have not voted, to urge your participation in the vote process prior to the date of the reconvened Special Meeting concerning the Proposal(s).

Q:	WHO DO I CALL IF I HAVE QUESTIONS?

A:	If you need more information, or have any questions about voting, please call Broadridge Financial Solutions, toll free at 855-928-4489.

THANK YOU FOR VOTING PROMPTLY.

YOUR VOTE IS IMPORTANT.

FDP SERIES, INC.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE RECONVENED ON NOVEMBER 25, 2015

Please take notice that a Joint Special Meeting of Shareholders (the “Special Meeting”) of each of the Franklin Templeton Total Return FDP Fund, the Invesco Value FDP Fund, the Marsico Growth FDP Fund (the “Growth Fund”), and the MFS Research International FDP Fund (collectively, the “Funds,” and each, a “Fund”), each a series of FDP Series, Inc. (the “Corporation”), a Maryland corporation, that was convened on July 17, 2015 and was adjourned to August 21, 2015, and then again to September 16, 2015, will be reconvened on November 25, 2015 at 2:00 p.m., Eastern time, at the offices of BlackRock Advisors, LLC at 1 University Square Drive, Princeton, NJ 08540-6455. The Special Meeting is being reconvened to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.	To approve the use of a manager of managers structure with respect to each of the Funds (to be voted on separately by each Fund’s shareholders);

2.	To approve a new subadvisory agreement between BlackRock Advisors, LLC and Janus Capital Management LLC with respect to the Growth Fund (to be voted on by the Growth Fund’s shareholders only); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Proposals referenced above are discussed in the proxy statement related to the Proposals (the “Proxy Statement”) that was either previously mailed to you or is included with these supplemental proxy materials. The Executive Committee of the Board of Directors of the Corporation (the “Board”) has fixed the close of business on September 30, 2015 as the record date for the determination of shareholders entitled to notice of, and to vote at, the reconvened Special Meeting or any adjournments or postponements thereof.

As of the record date of September 30, 2015, the Funds had shares outstanding as follows:

Franklin Templeton Total Return FDP Fund

Investor A	Investor B	Investor C	Institutional
9,071,193	None	13,330,762	733,210

Invesco Value FDP Fund

Investor A	Investor B	Investor C	Institutional
3,776,178	None	5,749,510	364,607

Marsico Growth FDP Fund

Investor A	Investor B	Investor C	Institutional
3,867,223	None	6,303,049	371,000

MFS Research International FDP Fund

Investor A	Investor B	Investor C	Institutional
5,528,621	None	8,516,442	517,985

You are cordially invited to attend the reconvened Special Meeting. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date and sign the enclosed proxy card or voting instruction form(s) and return it promptly in the postage-paid envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. The enclosed proxy is being solicited on behalf of the Board. Even if you plan to attend the Special Meeting, please be certain to sign, date and return each voting instruction form you receive or provide voting instructions by telephone or Internet. Please read the full text of the Proxy Statement for a complete understanding of the Proposals.

If, by the time scheduled for the reconvened Special Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on any Proposal are not received from the shareholders, the Special Meeting may be adjourned by the chairman of the Special Meeting to permit further solicitations of proxies from shareholders and to reconvene at the same or some other place.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Special Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted in accordance with the recommendation of the Board “FOR” approval of the Proposal(s).

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the reconvened Special Meeting. Shares held of record by broker-dealers as to which such authority has been granted shall be counted as present for purposes of determining whether the necessary quorum of shareholders of a Fund exists. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received. Shares represented by proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against a Proposal.

If you are a beneficial owner of a Fund’s shares held in street name (that is, if you hold your shares through a bank, broker or other financial institution), you may instruct your bank, broker or other financial institution of record how to vote your shares in one of four ways:

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form(s) provided by your broker, bank or other financial institution of record. Prior to logging on, you should read the Proxy Statement and have your voting instruction form(s) at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form(s) provided by your broker, bank or other financial institution of record and following the automated touchtone voting directions. Prior to calling, you should read the Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of the Proxy Statement by mail, you may vote by proxy by filling out the voting instruction form(s) provided by your broker, bank or other financial institution of record and sending it back in the postage paid envelope provided.

Voting in Person. You must request and obtain a legal proxy from the broker, bank or other financial institution of record that holds your shares if you wish to attend the Special Meeting and vote in person. A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing their bank, broker or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

•

IF YOU WERE NOT A SHAREHOLDER AS OF MAY 19, 2015 (the original record date), and have not previously received a copy of the Proxy Statement, we have enclosed a copy. Please review the enclosed materials, and then please cast your vote in person, by mail, telephone or Internet following the directions provided on the enclosed voting instruction form(s). If you have any questions, please call Broadridge Financial Solutions, toll free at 855-928-4489.

•

IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please disregard any voting instruction form(s) that you may have received previously and cast your vote by mail, telephone or Internet following the directions provided on the enclosed voting instruction form(s). If you have any questions, please call Broadridge Financial Solutions, toll free at 855-928-4489.

•

IF YOU PREVIOUSLY SUBMITTED A VALID VOTING INSTRUCTION FORM IN CONNECTION WITH THE SPECIAL MEETING, and have not changed brokerage accounts or revoked your proxy, then your proxy will remain effective for the shares you held on May 19, 2015 (the original record date) and continued to hold on September 30, 2015 (the new record date). So you do not need to vote again.

•

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may vote again, which has the effect of revoking your prior proxy. If you have any questions, please call Broadridge Financial Solutions, toll free at 855-928-4489.

You will also need to submit a voting instruction form with respect to any shares of a Fund that you have purchased since the original record date, even if you previously submitted a valid voting instruction form with respect to shares you held on the original record date.

The voting methods provided will reduce the time and costs associated with the proxy solicitation and will eliminate your receipt of follow-up telephone calls or additional mailings. Whichever method you choose, please read the full text of the Proxy Statement before you vote.

By order of the Board,

/s/ Benjamin Archibald
Benjamin Archibald
Secretary of the Corporation

October 15, 2015

WHETHER OR NOT YOU EXPECT TO ATTEND THE RECONVENED SPECIAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR SUBMIT YOUR PROXY BY PHONE OR THROUGH THE INTERNET. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.

[Proxy Card Front]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	MARSICO GROWTH FDP FUND (the “Fund”)	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2015

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all votes that the undersigned is entitled to cast at the reconvened special meeting of shareholders of the Fund to be held at 1 University Square Drive, Princeton, New Jersey 08540, on November 25, 2015 at 2:00 p.m., Eastern time, or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date MGF_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on November 25, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26697

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

		FOR	AGAINST	ABSTAIN

1.	To approve the use of a manager of managers structure with respect to the Fund.	☐	☐	☐

2.	To approve a new subadvisory agreement between BlackRock Advisors, LLC and Janus Capital Management LLC with respect to the Fund.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the reconvened special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

MGF_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	MFS RESEARCH INTERNATIONAL FDP FUND (the “Fund”)	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2015

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all votes that the undersigned is entitled to cast at the reconvened special meeting of shareholders of the Fund to be held at 1 University Square Drive, Princeton, New Jersey 08540, on November 25, 2015 at 2:00 p.m., Eastern time, or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date MFS_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on November 25, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26697

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

		FOR	AGAINST	ABSTAIN

1.	To approve the use of a manager of managers structure with respect to the Fund.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the reconvened special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

MFS_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	INVESCO VALUE FDP FUND (the “Fund”)	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2015

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all votes that the undersigned is entitled to cast at the reconvened special meeting of shareholders of the Fund to be held at 1 University Square Drive, Princeton, New Jersey 08540, on November 25, 2015 at 2:00 p.m., Eastern time, or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date IVF_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on November 25, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26697

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

		FOR	AGAINST	ABSTAIN

1.	To approve the use of a manager of managers structure with respect to the Fund.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the reconvened special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

IVF_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	FRANKLIN TEMPLETON TOTAL RETURN FDP FUND (the “Fund”)	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2015

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all votes that the undersigned is entitled to cast at the reconvened special meeting of shareholders of the Fund to be held at 1 University Square Drive, Princeton, New Jersey 08540, on November 25, 2015 at 2:00 p.m., Eastern time, or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date FTT_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on November 25, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26697

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

		FOR	AGAINST	ABSTAIN

1.	To approve the use of a manager of managers structure with respect to the Fund.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the reconvened special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

FTT_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!